UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 26, 2026

OLENOX INDUSTRIES INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38037	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1207 N. FM 3083 Bldg. C

Conroe, TX 77304

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (936) 323-6332

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01	OLOX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On May 28, 2026, Olenox Industries, Inc. (the “Company”), a Delaware corporation, filed a Current Report on Form 8-K (the “Initial Report”) to report that on May 26, 2026, the Company entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with CS Digital Ventures, LLC, a Delaware limited liability company (“CS Digital”), the members of CS Digital listed on the signature page thereto (collectively, the “Sellers”), and Bernardo Schucman, in his capacity as the seller representative (the “Seller Representative”). Pursuant to the Purchase Agreement, the Company acquired 100% of the issued and outstanding membership interests of CS Digital (the “Acquisition”) on the same date.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Initial Report to provide financial statements of CS Digital, and the pro forma financial statements of the Company required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the Purchase Agreement and transactions contemplated thereby.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of CS Digital

The audited financial statements of CS Digital for the years ended December 31, 2025 and 2024, together with the related notes to the financial statements, are included as Exhibit 99.1 to this Current Report.

The unaudited financial statements of CS Digital for the three months ended March 31, 2026 and 2025, together with the related unaudited notes to the financial statements, are included as Exhibit 99.2 to this Current Report and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of the Company for the three months ended March 31, 2026, and for the year ended December 31, 2025, are included as Exhibit 99.3 to this Current Report and are incorporated herein by reference.

The pro forma financial information included in this Amendment No.1 has been presented for informational purposes only and is not necessarily indicative of the consolidated financial position or results of operations that would have been realized had the acquisition occurred as of the dates indicated, nor is it meant to be indicative of any anticipated consolidated financial position or future results of operations that the Company will experience after the acquisition. The pro forma financial information is subject to a full valuation report to be completed by the Company according to ASC 805.

(d)	Exhibits

99.1	Audited Annual Financial Statements of CS Digital Ventures, LLC for the Years Ended December 31, 2025 and 2024
99.2	Unaudited Financial Statements of CS Digital Ventures, LLC for the Three Months Ended March 31, 2026 and 2025
99.3	Unaudited Pro Forma Consolidated Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLENOX INDUSTRIES INC.

Dated: August 11, 2026	By:	/s/ Michael McLaren
Name: Michael McLaren
Title: Chief Executive Officer

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